UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

Grant Prideco, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-15423	76-0312499
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 N. Sam Houston Pkwy. East, Suite 900	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 878-8000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On April 27, 2005, Grant Prideco issued a press release containing its first quarter 2005 results of operations. The press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

99.1	Press Release Regarding First Quarter 2005 Earnings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Prideco, Inc.
Date: April 27, 2005	By:	/s/ Philip A. Choyce
Philip A. Choyce
Vice President and General Counsel

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release Regarding First Quarter 2005 Earnings.